Exhibit 99.1

EverQuote Announces Second Quarter 2025 Financial Results

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Second Quarter Revenue Growth of 34% Year-Over-Year to $156.6 million
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Second Quarter Variable Marketing Dollars Increase 25% Year-Over-Year to $45.5 million
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Delivers Second Quarter Record Net Income of $14.7 million and Adjusted EBITDA of $22.0 million
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Announces $50.0 million Inaugural Share Repurchase Program

CAMBRIDGE, Mass., August 4, 2025 (GLOBE NEWSWIRE) -- EverQuote, Inc. (Nasdaq: EVER), a leading online insurance marketplace, today announced financial results for the second quarter ended June 30, 2025.

“We achieved strong results in the second quarter, growing revenue 34% year-over-year and achieving record operating cash flow,” said Jayme Mendal, CEO of EverQuote. “Our team is executing well against an increasingly stable backdrop with healthy carrier profitability, and we are focused on helping carriers and agents accelerate growth by leveraging our data advantage and increasingly layering on AI-driven efficiency applications. We continue making progress towards our vision to become the leading growth partner to P&C insurance providers by efficiently delivering better performing referrals, bigger traffic scale and a broader suite of products and services.”

Also announced today, EverQuote’s Board of Directors has approved a share repurchase program that authorizes the Company to purchase up to $50.0 million of the Company’s Class A common stock from time to time, in open market transactions at prevailing prices or by other means in accordance with federal securities laws.

“We delivered a strong second quarter, and have been successful in driving incremental efficiency through disciplined expense management and by leveraging AI with other technology investments, as we continue to scale,” said Joseph Sanborn, CFO of EverQuote. “Today, we are pleased to announce our inaugural share repurchase program, representing our success in delivering strong free cash flow and confidence in our trajectory. We plan to be opportunistic with capital allocation and remain confident in our ability to invest in long-term sustainable growth, while maintaining a strong balance sheet.”

Second Quarter 2025 Highlights:

(Unless otherwise noted, all comparisons are relative to the second quarter of 2024).

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Total revenue grew 34% to $156.6 million.
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Automotive insurance vertical revenue of $139.6 million, an increase of 36%.
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Home and renters insurance vertical revenue of $17.0 million, an increase of 23%.
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Variable Marketing Dollars grew to $45.5 million, compared to $36.5 million, an increase of 25%.
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GAAP net income increased to $14.7 million, compared to a GAAP net income of $6.4 million.
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Adjusted EBITDA increased to $22.0 million, compared to $12.9 million. Adjusted EBITDA margin expanded to a record 14%.
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Record operating cash flow of $25.3 million, compared to $12.4 million.
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Ended the quarter with $148.2 million in cash and cash equivalents, a sequential increase of 19% from $125.0 million at the end of the first quarter of 2025.

Third Quarter 2025 Outlook:

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Revenue of $163.0 - $169.0 million, representing 15% year-over-year growth at the midpoint.
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Variable Marketing Dollars of $47.0 - $50.0 million, representing 10% year-over-year growth at the midpoint.
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Adjusted EBITDA of $22.0 - $24.0 million, representing 22% year-over-year growth at the midpoint.

Share repurchases under the new $50 million program may be made from time to time on the open market, pursuant to Rule 10b5-1 trading plans, or by other legally permissible means. The share repurchase program expires on July 22, 2026, does not obligate EverQuote, Inc. to acquire a specific number of shares, and may be suspended, modified, or terminated at any time, without prior notice. The number of shares to be repurchased will depend on market conditions and other factors. Repurchases under the program are expected to be funded from a combination of existing cash balances and future cash flow.

With respect to the Company’s expectations under “Third Quarter 2025 Outlook” above, the Company has not reconciled the non-GAAP measure Adjusted EBITDA to the GAAP measure net income (loss) in this press release because the Company does not provide guidance for stock-based compensation expense, depreciation and amortization expense, legal settlement expense, interest income, and income taxes on a consistent basis as the Company is unable to quantify these amounts without unreasonable efforts, which would be required to include a reconciliation of Adjusted EBITDA to GAAP net income (loss). In addition, the Company believes such a reconciliation would imply a degree of precision that could be confusing or misleading to investors.

Conference Call and Webcast Information

EverQuote will host a conference call and live webcast to discuss its second quarter 2025 financial results at 4:30 p.m. Eastern Time today, August 4, 2025. To access the conference call, dial Toll Free: +1 (800) 715-9871 for the US, or +1 (646) 307-1963 for international callers, and provide conference ID 8699350. The live webcast and replay will be available on the Investors section of the Company’s website at https://investors.everquote.com.

Safe Harbor Statement

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expects,” “might,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “seek,” “would” or “continue,” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, liquidity and results of operations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions described in our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”) from time to time. Additional information will also be set forth in the Company's annual report on Form 10-Q for the quarter ended June 30, 2025, which will be filed with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, whether as a result of any new information, future events, or otherwise, we have no current intention of doing so except to the extent required by applicable law. Some of the key factors that could cause actual results to differ include: (1) our dependence on revenue from the property and casualty insurance industries, and specifically automotive insurance, and exposure to risks related to those industries; (2) our dependence on our relationships with insurance providers with no long-term minimum financial commitments; (3) our reliance on a small number of insurance providers for a significant portion of our revenue; (4) our dependence on third-party media sources for a significant portion of visitors to our websites and marketplace; (5) our ability to attract consumers searching for insurance to our websites and marketplace through Internet search engines, display advertising, social media, content-based online advertising and other online sources; (6) any limitations restricting our ability to market to users or collect and use data derived from user activities; (7) risks related to cybersecurity incidents or other network disruptions; (8) risks related to the use of artificial intelligence; (9) our ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and to successfully monetize them; (10) the impact of competition in our industry and innovation by our competitors; (11) our ability to hire and retain necessary qualified employees to expand our operations; (12) our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business, including with respect to the insurance industry, telemarketing restrictions and data privacy requirements; (13) our ability to protect our intellectual property rights and maintain and build our brand; (14) our future financial performance, including our expectations regarding our revenue, cost of revenue, variable marketing dollars, operating expenses, cash flows and ability to achieve, and maintain, future profitability; (15) our ability to properly collect, process, store, share, disclose and use consumer information and other data; (16) any impacts of economic or legislative developments, including inflation, potential tariffs and the One Big Beautiful Bill Act; and (17) the future trading prices of our Class A common stock, including any impacts resulting from our share repurchase program.

About EverQuote

EverQuote operates a leading online marketplace for insurance shopping, connecting consumers with insurance provider customers, which includes both carriers and agents. Our vision is to be the leading growth partner for property and casualty, or P&C, insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

For more information, visit https://investors.everquote.com and follow on LinkedIn.

Investor Relations Contact

Brinlea Johnson

The Blueshirt Group

(415) 269-2645

EVERQUOTE, INC.

STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(in thousands except per share)
Revenue	$156,629	$117,140	$323,261	$208,205
Cost and operating expenses(1):
Cost of revenue	4,842	5,011	10,222	10,052
Sales and marketing	121,055	90,913	250,485	161,697
Research and development	7,772	7,043	15,257	13,887
General and administrative	8,460	7,881	16,900	14,511
Legal settlement	332	—	8,232	—
Total cost and operating expenses	142,461	110,848	301,096	200,147
Income from operations	14,168	6,292	22,165	8,058
Other income (expense):
Interest income	918	456	1,626	842
Other income (expense), net	(22)	60	(53)	101
Total other income, net	896	516	1,573	943
Income before income taxes	15,064	6,808	23,738	9,001
Income tax expense	(363)	(406)	(1,047)	(692)
Net income	$14,701	$6,402	$22,691	$8,309
Net income per share:
Basic	$0.40	$0.18	$0.63	$0.24
Diluted	$0.39	$0.17	$0.60	$0.23
Weighted average common shares outstanding, basic and diluted:
Basic	36,327	34,910	36,104	34,649
Diluted	38,014	36,698	37,841	36,154

(1) Amounts include stock-based compensation expense, as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(in thousands)
Cost of revenue	$39	$42	$48	$78
Sales and marketing	2,006	1,652	3,571	3,246
Research and development	1,558	1,426	2,928	2,738
General and administrative	2,957	2,220	5,433	3,796
	$6,560	$5,340	$11,980	$9,858

EVERQUOTE, INC.

BALANCE SHEET DATA

	June 30,	December 31,
	2025	2024
	(in thousands)
Cash and cash equivalents	$148,188	$102,116
Working capital	140,281	99,131
Total assets	241,419	210,530
Total liabilities	71,152	75,162
Total stockholders' equity	170,267	135,368

EVERQUOTE, INC.

STATEMENTS OF CASH FLOWS

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(in thousands)
Cash flows from operating activities:
Net income	$14,701	$6,402	$22,691	$8,309
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	918	1,236	2,139	2,499
Stock-based compensation expense	6,560	5,340	11,980	9,858
Provision for bad debt	—	(10)	—	8
Unrealized foreign currency transaction (gains) losses	75	1	110	(3)
Litigation accrual settled with sale of assets	(59)	—	7,841	—
Changes in operating assets and liabilities:
Accounts receivable	6,843	(9,737)	6,386	(26,860)
Prepaid expenses and other current assets	(1,491)	342	(995)	1,314
Commissions receivable, current and non-current	859	1,321	1,873	2,644
Operating lease right-of-use assets	281	755	548	1,252
Other assets	—	(291)	—	(291)
Accounts payable	1,747	8,615	(1,018)	24,483
Accrued expenses and other current liabilities	(4,406)	(832)	(2,288)	1,038
Deferred revenue	(454)	29	(119)	27
Operating lease liabilities	(277)	(793)	(545)	(1,460)
Net cash provided by operating activities	25,297	12,378	48,603	22,818
Cash flows from investing activities:
Acquisition of property and equipment, including costs capitalized for development of internal-use software	(1,461)	(852)	(2,594)	(1,622)
Net cash used in investing activities	(1,461)	(852)	(2,594)	(1,622)
Cash flows from financing activities:
Proceeds from exercise of stock options	373	1,186	2,335	2,614
Tax withholding payments related to net share settlement	(986)	(414)	(2,279)	(843)
Net cash provided by (used in) financing activities	(613)	772	56	1,771
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3)	1	7	(4)
Net increase in cash, cash equivalents and restricted cash	23,220	12,299	46,072	22,963
Cash, cash equivalents and restricted cash at beginning of period	124,968	48,620	102,116	37,956
Cash, cash equivalents and restricted cash at end of period	$148,188	$60,919	$148,188	$60,919

EVERQUOTE, INC.

FINANCIAL AND OPERATING METRICS

Revenue by vertical:

	Three Months Ended June 30,		Change
	2025	2024	%
	(in thousands)
Automotive	$139,584	$102,622	36.0%
Home and renters	17,034	13,884	22.7%
Other	11	634	-98.3%
Total revenue	$156,629	$117,140	33.7%

	Six Months Ended June 30,		Change
	2025	2024	%
	(in thousands)
Automotive	$292,299	$180,160	62.2%
Home and renters	30,938	26,573	16.4%
Other	24	1,472	-98.4%
Total revenue	$323,261	$208,205	55.3%

Other financial and non-financial metrics:

	Three Months Ended June 30,		Change
	2025	2024	%
	(in thousands)
Income from operations	$14,168	$6,292	125.2%
Net income	$14,701	$6,402	129.6%
Variable marketing dollars	$45,520	$36,455	24.9%
Adjusted EBITDA(1)	$21,956	$12,928	69.8%

	Six Months Ended June 30,		Change
	2025	2024	%
	(in thousands)
Income from operations	$22,165	$8,058	175.1%
Net income	$22,691	$8,309	173.1%
Variable marketing dollars	$92,380	$67,273	37.3%
Adjusted EBITDA(1)	$44,463	$20,516	116.7%

(1) Adjusted EBITDA is a non-GAAP measure. Please see “EverQuote, Inc. Reconciliation of Non-GAAP Measures to GAAP” below for more information.

To supplement the Company’s financial statements presented in accordance with GAAP and to provide investors with additional information regarding EverQuote’s financial results, the Company has presented Adjusted EBITDA as a non-GAAP financial measure. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies.

The Company defines Adjusted EBITDA as net income (loss), excluding the impact of stock-based compensation expense; depreciation and amortization expense; legal settlement expense; interest income; and income taxes. The most directly comparable GAAP measure is net income (loss). The Company monitors and presents Adjusted EBITDA because it is a key measure used by management and the board of directors to understand and evaluate operating performance, to establish budgets and to develop operational goals for managing EverQuote’s business. In particular, the Company believes that excluding the impact of these items in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of EverQuote’s core operating performance.

The Company uses Adjusted EBITDA to evaluate EverQuote’s operating performance and trends and make planning decisions. The Company believes that this non-GAAP financial measure helps identify underlying trends in EverQuote’s business that could otherwise be masked by the effect of the items that the Company excludes in the calculations of Adjusted EBITDA. Accordingly, the Company believes that this financial measure provides useful information to investors and others in understanding and evaluating EverQuote’s operating results, enhancing the overall understanding of the Company’s past performance and future prospects.

The Company’s non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income (loss), which is the most directly comparable financial measure calculated and presented in accordance with GAAP. In addition, other companies may use other measures to evaluate their performance, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison.

The following table reconciles Adjusted EBITDA to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP.

EVERQUOTE, INC.

RECONCILIATION OF NON-GAAP MEASURES TO GAAP

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(in thousands)
Net income	$14,701	$6,402	$22,691	$8,309
Stock-based compensation	6,560	5,340	11,980	9,858
Depreciation and amortization	918	1,236	2,139	2,499
Legal settlement	332	—	8,232	—
Interest income	(918)	(456)	(1,626)	(842)
Income tax expense	363	406	1,047	692
Adjusted EBITDA	$21,956	$12,928	$44,463	$20,516